EXHIBIT 23





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-30829 and 33-86352-NY.


                                                     ARTHUR ANDERSEN LLP


Melville, New York
December 28, 1999